UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Consolidated Edison, Inc. (“Con Edison”) on May 19, 2014 (the “Annual Meeting”), Con Edison’s stockholders approved its Stock Purchase Plan, as amended and restated effective May 19, 2014 (the “Stock Purchase Plan”). For a description of the terms and conditions of the Stock Purchase Plan, see “Description of the Stock Purchase Plan” under “Approval of the Company’s Stock Purchase Plan (Proposal No. 3)” in Con Edison’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 8, 2014, which description is incorporated herein by reference. A copy of the description is filed as an exhibit to this report. The description is qualified in its entirety by reference to the Stock Purchase Plan, a copy of which is filed as an exhibit to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

CON EDISON

(a)	At the Annual Meeting, Con Edison’s stockholders voted to elect the members of its Board of Directors; to ratify the appointment of its independent accountants; to approve its Stock Purchase Plan; and to approve, on an advisory basis, named executive officer compensation.

(b)	The name of each director elected, the number of shares voted for or against each director and the number of abstentions as to each director were as shown in the following table. Not included in such amounts are 85,522,549 shares that were broker non-votes.

Name	For	Against	Abstentions
Kevin Burke	145,416,085	3,372,182	1,334,172
Vincent A. Calarco	145,440,691	3,420,024	1,261,724
George Campbell, Jr.	145,779,734	3,047,419	1,295,286
Michael J. Del Giudice	144,203,904	4,612,813	1,305,722
Ellen V. Futter	132,873,405	15,958,568	1,289,232
John F. Hennessy III	146,980,409	1,860,025	1,282,005
John F. Killian	146,953,783	1,916,143	1,251,290
John McAvoy	146,482,342	2,475,832	1,163,656
Armando J. Olivera	146,909,644	1,927,394	1,284,818
Sally H. Piñero	145,244,190	3,604,342	1,272,324
Michael W. Ranger	146,524,351	2,303,194	1,295,111
L. Frederick Sutherland	146,621,645	2,234,290	1,266,721

(c)	The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP as Con Edison’s independent accountants for 2014 were as follows: 230,156,963 shares were voted for this proposal; 3,870,860 shares were voted against the proposal; and 1,616,582 shares were abstentions.

(d)	The results of the vote to approve Con Edison’s Stock Purchase Plan were as follows: 143,858,797 shares were voted for this proposal; 4,408,512 shares were voted against the proposal; 1,853,347 shares were abstentions and 85,522,549 shares were broker non-votes.

(e)	The results of the advisory vote to approve named executive officer compensation were as follows: 137,765,128 shares were voted for this proposal; 8,973,542 shares were voted against the proposal; 3,381,986 shares were abstentions and 85,522,549 shares were broker non-votes.

CECONY

At the Annual Meeting of Stockholders of Consolidated Edison Company of New York, Inc. (“CECONY”) on May 19, 2014, all 235,488,094 outstanding shares of CECONY’s common stock, which are owned by Con Edison, were voted to elect as the members of CECONY’s Board of Trustees the same persons who, as indicated above, were elected as members of Con Edison’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10	Consolidated Edison, Inc. Stock Purchase Plan.

Exhibit 99	Copy of the description of the Consolidated Edison, Inc. Stock Purchase Plan incorporated by reference in Item 5.02 this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller

Date: May 20, 2014